UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 28, 2021
(Date of earliest event reported)	May 27, 2021

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

ONE Gas, Inc. (the “Company”) held its annual meeting of shareholders on May 27, 2021. The matters voted upon at the meeting and the results of such voting are set forth below:

1.Election of Directors. The individuals set forth below were elected to the Board of Directors of the Company to serve one-year terms expiring at our 2022 annual meeting of shareholders by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Robert B. Evans	44,286,955.507	1,013,835.852	126,308.490	4,149,183.000
John W. Gibson	44,794,480.256	534,237.463	98,382.130	4,149,183.000
Tracy E. Hart	44,329,397.307	982,303.576	115,398.966	4,149,183.000
Michael G. Hutchinson	44,260,908.913	1,002,244.532	163,946.404	4,149,183.000
Pattye L. Moore	43,646,090.186	1,659,958.366	121,051.297	4,149,183.000
Pierce H. Norton II	45,150,652.002	178,696.249	97,751.598	4,149,183.000
Eduardo A. Rodriguez	43,742,562.442	1,536,796.874	147,740.533	4,149,183.000
Douglas H. Yaeger	44,241,456.914	1,015,996.296	169,646.639	4,149,183.000

2.Ratification of our Independent Auditor. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2021, was ratified by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain
48,996,025.520	417,425.241	162,832.088

3.Approval of the amendment and restatement of the Employee Stock Purchase Plan to authorize 550,000 shares of ONE Gas, Inc. common stock for issuance under the plan and to introduce new holding requirements and transfer restrictions for plan participants. The proposed amendment and restatement of the ONE Gas, Inc. Employee Stock Purchase Plan to authorize an additional 550,000 shares of ONE Gas, Inc. common stock for issuance under the plan and to introduce new holding requirements and transfer restrictions for plan participants was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
44,829,303.987	411,140.485	186,655.377	4,149,183.000

4.Advisory vote on Executive Compensation. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2021 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
44,097,381.269	1,054,719.278	274,999.302	4,149,183.000

5.Advisory vote on the frequency of our non-binding advisory vote on executive compensation. The advisory vote on the frequency of the advisory shareholder vote on executive compensation was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For Every Year	Votes for Every Two Years	Votes for Every Three Years	Abstain	Broker Non-Votes
44,041,884.864	136,168.684	998,881.786	250,164.515	4,149,183.000

In light of the voting results and other factors, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive officer compensation every year. The Company will continue to hold advisory votes on named executive officer compensation every year until the Company’s Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes, which shall be no later than the Company’s Annual Meeting of Shareholders in 2027.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	May 28, 2021	By:	/s/ Brian K. Shore
Brian K. Shore Vice President, Associate General Counsel and Secretary

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